                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                              _____________________

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 18, 1997

                            AMERICAN LIST CORPORATION
               (Exact Name of Registrant as Specified in Charter)


        Delaware                      1-9312                    11-2050322
(State or Other Jurisdiction         (Commission              (IRS Employer
   of Incorporation)                 File Number)          Identification No.)


330 Old Country Road
Mineola, New York                                                 11501
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (516) 248-6100

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.   OTHER EVENTS.

               On March 18, 1997, American List Corporation, a Delaware corporation (the "Registrant"), entered into an Agreement and Plan of Merger dated as of March 18, 1997 (the "Merger Agreement") with Snyder Communications, Inc., a Delaware corporation ("Snyder") and Snyder Z Acquisition, Inc., a Delaware corporation and wholly owned subsidiary of Snyder ("Sub"). The Merger Agreement provides for the merger (the "Merger") of Sub with and into the Registrant, with the Registrant surviving as a wholly owned subsidiary of Snyder.

               Pursuant to the Merger Agreement, each share of common stock, par value $0.01 per share, of the Registrant, issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement), other than those shares held by Snyder, Sub, any other subsidiary of Snyder or any subsidiary of the Registrant, will be converted into the number of shares of common stock, par value $0.001 per share, of Snyder ("Snyder Common Stock") equal to the Exchange Ratio. The "Exchange Ratio" will be determined in the following manner:(i) if the Average Final Closing Price (as defined below) equals or exceeds $32.00, the Exchange Ratio will be 1.00; (ii) if the Average Final Closing Price equals or exceeds $28.00 but is less than $32.00, the Exchange Ratio will equal the quotient (rounded to four decimal places) of $32.00 divided by the Average Final Closing Price; (iii) if the Average Final Closing Price equals or exceeds $26.00 but is less than $28.00, the Exchange Ratio will be 1.14; and (iv) if the Average Final Closing Price is less than $26.00, the Exchange Ratio will equal the quotient (rounded to four decimal places) of $29.71 divided by the Average Final Closing Price. Snyder has the right to terminate the Merger Agreement if the Average Final Closing Price is less than $24.00. The Registrant has the right to terminate the Merger Agreement if the Average Final Closing Price is less than $20.00.

               "Average Final Closing Price" means the average of the closing prices (or, if the Snyder Common Stock does not trade on any Trading Day, the average of the high bid and low asked prices therefor on such day), regular way, per share of Snyder Common Stock, as reported on the New York Stock Exchange ("NYSE") Composite Tape during the twenty consecutive Trading Days ending on (and including) the third Trading Day prior to the Effective Time. "Trading Day" means a day on which the NYSE is open for trading.

               For a more complete description of the terms of the Merger and the Merger Agreement, reference is made to the Merger Agreement which is incorporated by reference in this Current Report on Form 8-K as Exhibit 2.1.

               In connection with the Merger, Martin Lerner entered into an employment agreement with the Registrant effective upon consummation of the Merger.

               For a more complete description of the terms of this agreement, reference is made to such agreement which is incorporated by reference in this Current Report on Form 8-K as Exhibit 10.1.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS.

               (A)    Financial statements of businesses acquired.

                      Not applicable.

               (B)    Pro forma financial information.

                      Not applicable.

               (C)    Exhibits.

                      2.1 Agreement and Plan of Merger (including certain exhibits), dated as of March 18, 1997, among American List Corporation, Snyder Communications, Inc. and Snyder Z Acquisition, Inc.

                      10.1 Employment Agreement, dated as of March 18, 1997, by and among Martin Lerner, American List Corporation and Snyder Communications, Inc.

                      99.1     Press Release, dated March 19, 1997.

                      99.2     Press Release, dated March 19, 1997.

                      99.3     Press Release, dated March 19, 1997.

                      99.4     Press Release, dated March 19, 1997.

                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         AMERICAN LIST CORPORATION



Dated:  March 31, 1997                   By:  /s/ MARTIN LERNER
                                              Martin Lerner, President
                                              Principal Financial Officer
                                              and Chief Executive



                            STATEMENT OF DIFFERENCES
                            ------------------------
                The section symbol shall be expressed as....'SS'